UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 14, 2007

FIVE STAR PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-25869	13-3729186
(Commission File Number)	(IRS Employer Identification No.)

10 East 40th Street, Suite 3110, New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

(646) 742−1600
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On August 14, 2007, Five Star Products, Inc. issued a press release reporting earnings and other financial results for the three months and six months ended June 30, 2007.  A copy of the press release is attached and is being furnished as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99           Press release of Five Star Products, Inc., dated August 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR PRODUCTS, INC.

Date: August 14, 2007	By:	/s/ JOHN C. BELKNAP
Name: John C. Belknap
Title: Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Title

99	Press release of Five Star Products, Inc., dated August 14, 2007